COLONIAL VALUE FUND

                           Class A, B, C and Z Shares

                           Supplement to Prospectuses

                             dated November 1, 1999

Effective July 14, 2000, the Fund changed its name to Liberty Value Fund.

The Fund recently changed the primary benchmark that the Fund compares its performance to from the S&P 500 Index to the S&P 500 Barra Value Index. The Fund's advisor believes the S&P 500 Barra Value Index is more representative of the Fund's investment philosophy and should create more meaningful performance comparisons.

The Prospectuses are revised as follows:

The caption Performance History is revised to include the S&P 500 Barra Value Index. The S&P 500 Barra Value Index is an unmanaged index that tracks the performance of the value stocks, as determined by low price-to-book ratios, included in the S&P 500 Index.

The Fund's Class A share without sales charge year to date cumulative total return through June 30, 2000 was (0.06)%.

The Fund's average annual total returns including sales charges for the period ended December 31, 1999 are as follows:

                                             Life of

                       Inception    1 Year           the Fund(1)
                        Date

Class A              3/25/96        (3.76)%          11.69%
Class B              3/25/96        (3.61)           12.05
Class C              3/25/96        0.37             12.62
Class Z              12/1/98        2.29             13.52
S&P 500 Index            N/A        21.03            26.60
S&P 500 Barra
   Value Index           N/A        12.72            19.11
Lipper Growth
  &  Income

 Fund category           N/A        13.80            18.52

(1)      Performance information is from March 31, 1996 through December 31,
         1999.


724-36/143C-0700                                              July 28, 2000